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                                                               Filed pursuant to
                                                                  Rule 424(b)(3)
                                                          Registration Statement
                                                                  No.: 333-86331

Prospectus Supplement No. 6, dated August 3, 2001
(To the Prospectus filed December 28, 2000)

                                UNIVERSE2U INC.

On August 2, 2001, Universe2U Inc. (the "Company") issued a press release attached to this Prospectus Supplement as Exhibit 99.1.


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